SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549


                          Form 8-K

       Current Report Pursuant to Section 13 or 15(d)
           Of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) February 14, 2003


                    Le Gourmet Co., Inc.
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   (Exact name of registrant as specified in its charter)


   Nevada                                        75-3025152
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(State or other         (Commission           (I.R.S. Employer
jurisdiction of          File Number)        Identification No.)
formation)

8343 East Earll, Scottsdale, Arizona               85251
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  (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code (602) 628-4915
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    (Former name or former address, if changed since last report)








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Item 5.  Other Events


     The Registrant named Dominique Einhorn Vice President -
Business Development, and in consideration of Mr. Einhorn joining the Company the Company issue Mr. Einhorn 1,000,000 shares of Common Stock of the Company.

     The Registrant also named Estelle Reyna Vice President
- Creative Design and in consideration of Ms. Reyna joining the Company the Company issue Ms. Reyna 1,000,000 shares of Common Stock of the Company.

     The Registrant increased the size of its Board of Directors to three members and named Dominique Einhorn as a director.

     The Board of Directors of the Registrant has unanimously approved a dividend to each of the holders of Common Stock of the Company, such that each shareholder receive four shares of Common Stock for each shares then owned with a record date of February 28, 2003 and a distribution date of March 3, 2003. No action shall be required by the shareholders for this distribution.

     On February 14, 2003, the Registrant issued a press release announcing the foregoing. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


Signatures:

     Pursuant  to the  requirements  of the  Securities
Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed by the undersigned duly authorized.

                   Le Gourmet Co., Inc.
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                       (Registrant)

Date:  February 14 2003


/s/ Michelle Quinlan
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Michelle Quinlan, President













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